UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

STAAR SURGICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1911 Walker Avenue,
Monrovia, California    91016
(Address of principal executive offices)    (Zip Code)

(Registrant’s telephone number, including area code): (626) 303-7902

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release dated July 29, 2004.

Item 12. Results of Operations and Financial Condition.

On July 29, 2004, STAAR Surgical Company issued a press release announcing financial results for the second fiscal quarter of 2004. A copy is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

On July 29, 2004, STAAR Surgical Company held an earnings conference call to discuss the financial results for the second fiscal quarter of 2004 ended July 2, 2004. An archive of the webcast of the conference call has been posted on the Company’s website at www.staar.com. When available, a transcript of the presentation given by David Bailey and John Bily in the call will also be posted on the Company’s website at www.staar.com.

The information in this Current Report on Form 8-K, including the exhibit, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	STAAR SURGICAL COMPANY
	By:	/s/ DAVID BAILEY
David Bailey
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated July 29, 2004.